                                                                      EXHIBIT 11

                                 ARTHUR ANDERSEN LLP

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and all references to our Firm) incorporated by reference herein or made a part of this Registration Statement File No. 33-72572 for Hartford Dividend and Growth Fund on Form N-1A.



                              ARTHUR ANDERSEN LLP




Hartford, CT
April 15, 1998